                                                                     EXHIBIT 4.1


                          [FRONT OF STOCK CERTIFICATE]

                            THERMO VISION CORPORATION

VIZ

COMMON STOCK PAR       Incorporated under the laws of the      COMMON STOCK
VALUE $.01                     State of Delaware
                                                               CUSIP 883600 10 8
                                                               SEE REVERSE SIDE
                                                               FOR  CERTAIN
                                                               DEFINITIONS



This certifies that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF THERMO VISION CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



                           [THERMO VISION CORPORATION]
                               [ Corporate Seal ]


Secretary                                  President and Chief Executive Officer


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                           [BACK OF STOCK CERTIFICATE]

                            THERMO VISION CORPORATION

         This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT -           Custodian
                                                   -----------------------------
                                                   (Cust)                (Minor)
TEN ENT - as tenants by the entities               Under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of           Act__________________________
          survivorship and not as                              (State)
          tenants in common

          Additional abbreviations may also be used though not in the above list.


         For value received, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


________________________________________________________________________________

_____________________________________________________________Shares of the Stock

represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________________________Attorney to
transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_________________________          ________________________________________
                                                        Signature


                                        ________________________________________
                                        THE SIGNATURES TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.